UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 28, 2022

Idera Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State of other jurisdiction of incorporation)	001-31918 (Commission File Number)	04-1187261 (I.R.S. Employer Identification No.)

505 Eagleview Blvd., Suite 212
Exton, Pennsylvania 19341
(Address of principal executive offices)

Registrant’s telephone number, including area code (484) 348-1600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	IDRA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On September 30, 2022, Idera Pharmaceuticals, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K announcing that on September 28, 2022 (the “Effective Date”), the Company had acquired Aceragen, Inc., a Delaware corporation (“Aceragen”) pursuant to that certain Agreement and Plan of Merger, dated as of the Effective Date (the “Merger Agreement”) by and among the Company, Bell Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Idera (“First Merger Sub”), Bell Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Idera (“Second Merger Sub”), and Aceragen. This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed on September 30, 2022 (the “September 2022 Form 8-K”) to provide the financial statements and pro forma information required by Items 9.01(a) and 9.01(b) of Form 8-K. Additionally, this Current Report on Form 8-K/A provides an update with respect to the timing of a meeting by an independent Data Monitoring Committee (the “iDMC”) to discuss the Company’s TERRA study.

The text of the September 2022 Form 8-K is incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the September 2022 Form 8-K.

Item 8.01 Other Events.

As previously disclosed in the Company’s Form 10-Q for the quarter ended September 30, 2022 and filed by the Company with the Securities and Exchange Commission on November 14, 2022, the Company is conducting the TERRA study (NCT05105035), a phase 2 randomized, double-blind, placebo-controlled study for the treatment of melioidosis in hospitalized patients with melioidosis. The Company previously disclosed that the iDMC, which has responsibility for overseeing safety and efficacy data from the TERRA study, would meet during the fourth quarter of 2022. The iDMC for the TERRA study is now expected to convene in the first quarter of 2023 to allow time for data entry and cleaning related to end of year 2022 enrollment.  The Company expects that iDMC will focus on the independent assessment of safety and aggregate clinical event rates and then make recommendations for potential changes in eligibility criteria.

Item 9.01. Financial Statements and Exhibits.

(a)            Financial Statements of Businesses Acquired.

The audited consolidated financial statements and accompanying notes of Aceragen for the period March 2, 2021 (inception) through December 31, 2021 and the unaudited financial statements and accompanying notes of Aceragen for the six-month periods ended June 30, 2022 and 2021, are contained in the Company’s definitive proxy statement on Schedule 14A dated December 8, 2022 as Annexes C and D thereto, respectively, and are incorporated herein by reference.

(b)            Pro Forma Financial Information.

The unaudited pro forma combined financial information of the Company, including the unaudited pro forma combined balance sheet as of June 30, 2022, the unaudited pro forma combined statement of operations for the nine months ended September 30, 2022, the unaudited pro forma combined statement of operations for the year ended December 31, 2021, and the notes related thereto are contained in the Company’s definitive proxy statement on Schedule 14A dated December 8, 2022 as Annex E thereto are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)            Exhibits

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of FORVIS, LLP (Formerly, Dixon Hughes Goodman LLP), the independent auditors of Aceragen, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2022	IDERA PHARMACEUTICALS, INC.

	By:	/s/ Bryant D. Lim
Bryant D. Lim, Chief Business Officer and General Counsel